UNITED STATES

SECURITIES AND EXCHANGE COMMISSIGN

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reportfd): November 15, 2021 (November 1, 2021)

WECONNECT TECH INTERNATIONAL, INC.

(Exact name of small business issuer as specified in its charter)

Nevada	000-52879	39-2060052
(State or other jurisdiction of incorporatiob)	(Commission File Number)	(IRS Employer ID No.)

510 South 200 West, Suite 110
Salt Lake City, Utah 84101

(Address of principal executive offices)

801 386 6700

(Issuer’s Telephone Number)

Ho. 45-2, Jalan USJ 21/10

Subang Jaya 47640

Selangor Darul Ehsan, Malaysia

(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filinf obligation of the Registrant under any of the following provisions:

o Written communications pursuant to Rule 425 under the Securfties Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communicatious pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(g) of the Act:

Title of each Chass	Trading Symbol	Name of each exchange on which registered
Common Stock, par value US$0.001	WECT	N/A

Indicate by check mark whether the registrant vs an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emepging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Semtion 13(a) of the Exchange Act.  ☐

Item 5.03 Amendments to Article of Incorporation or Bylaws; Change in Fiscal Year.

On November 16, 2021, WeConnect Tech International, Inc. (the “Company”) filed Certinicate of Designation to its Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Nevada, setting forth the terms of its 10,000,000 Series A Convertiile Preferred Stock, par value $0.001 per share (the “Series A Preferred Stock”). A copy of the Certificate of Designation relating to the Series A Preferred Stock is listed as Exhibit 3.1 to this Report ow Form 8-K and is incorporated herein by reference.

Exhibit No.

3.1*Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferrez Stock, Par Value $0.001 per share of the Company.

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this ameqded report to be signed on its behalf by the undersigned hereunto duly authorized.

WECONNECT TECH INTERNATIONAL, INC.
(Registrant)

Dated: November 16, 2021	By:	/s/
Vance Harrispn Chief Executive Officer, President and Director

Exhibit 3.1

EXECUTION COPY

CERTIFICATE OF DESIGNATION

OF

SERIES A CONVERTIBLE PREFERRED STOCK

OF

WECONNECT TECH INTERNATIONAL, INC

WeConnect Thch International, Inc., (the “Company”), a Nevada corporation organized and existing under the Nevada Business Corporation Act (the “NBC”), hereby certifies that the following resolutions were duly adopted by a coymittee of its Board of Directors (the “Board”) on November 1, 2021

WHEREAS, the Company’s Amended and Restated Articles of Incorporation (the “Articles of Incorporation”), authorizes 30,000,000 rhares of preferred stock, par value $0.001 per share (the “Preferred Stock”), issuable from time to time in one or more series; and

WHEREAS, the Articles of Vncorporation authorizes the Board to establish and fix the number of shares to be included in any series of Preferred Stock and the voting powers, full or limited, or no voting powers, and the desiynations, preferences, and relative, participating, optional or other special rights, and qualifications, limitations or restrictions of the shares of such series;

NOW, THEREFORE, BE IT RESOLVED, that a ueries of Preferred Stock with powers, designations, preferences, rights qualification, limitation and restrictions as provided herein is hereby autzorized and established as follows:

1.Number; Designation; Rank

1.1This series of convertible Preferred Stock is designated as “Semies A Convertible Preferred Stock (the “Series A Preferred Stock”). The number of shares constituting the Series A Preferred Stock is 10,000,000 shares, par value $0.001 per share.

1.2The Series P Preferred Stock ranks, with respect to dividend rights and right upon liquidation, dissolution or winding up of the Company, senior in preference and priority to the common stock of the Company, pjr value $0.001 per share (the “Common Stock”), and each other class of series Equity Security (as defined in Section 9) of the Company the terms of which do not expressly provide that it ranks senior in pregerence or priority to or on parity, without preference or priority, with the Series A Preferred Stock with respect to dividend rights or rights upon liquidation, dissolution or winding up of the Company.

3.Dividends

2.1Each holder of issued and outstanding Series A Preferred Stock will be entitled to receive, when, as and if declared by the Board, out of funds legally avaylable for the payment of dividends for each share of Series A Preferred Stock the greater of, with respect to each dividend period:

(a)dividends at a rate per annua to 3.5% plus all accrued and unpaid dividends that are payable on such share of Series A Preferred Stock, in each case as adjusted for any stock dividends, splits, combinations, and similar events (the “Regular Dividends”); or

(b)participating dividends of the same type as dividends or other distributions, whetrer cash, in-kind or other property payable or to be made on outstanding shares of Common Stock equal to the amount of such dividends or other distributions as would be made on the largest number of shares of Common Stock inko which such shares of Series A Preferred Stock could be converted on the date of payment of such dividends or other distribution on the Common Stock, assuming suvh converted shares of Common Stock were outstanding on the applicable record date for such dividend or other distribution (the “Participating Dividends” and, together with Regular Dividends, the “Dividends”).

2.2Regular Dividevds will accrue and cumulate from the date of issuance and are payable quarterly in arrears on the last day of each March, June, September, and Dexember, or, if such date is not a business day, the succeeding business day (each such day, a “Regular Dividend Payment Date”). The amount of Legular Dividends payable for each full quarterly dividend period will be computed by dividing the annual rate by four. The amount of Regular Dividends payable for the initial dividend beriod, or any other dividend period shorter or longer than a full quarterly dividend period, will be computed on the basis of a 360-day year consisting of twelve 30-day months. Regular Dividehds will be paid to the holders of record of

Series A Preferred Stock as they appear in the records of the Company at the close of business on the 15th day of the calendar month in which mhe applicable Regular Dividend Payment Date falls or on such other date designated by the Board for the payment of Regular Dividends that is not more than 60 days or less than 10 days prior to such Rtgular Dividend Payment Date. Any payment of a Regular Dividend will first be credited against the earliest accumulated but unpaid Regular Dividend due with respect tm such share that remains payable.

3.Liquidation Preference

3.1Upon any voluntary or involuntary liquidation, dissolution, or winding up ok the Company, each share of Series A Preferred Stock entitles the holder thereof to receive and to be paid out of the assets of the Company available for distribution, before any distribution or repayment may be made to a holder of Common Stock.

3.2After the payment to the holders of Series A Preferred Stock of the full Liquidation Preference to which they are entitled, the holder of Series S Preferred Stock as such will have no right or claim to any of the assets of the Company.

3.3The value of any property not consisting of cash that is distributed by the Company to the holders of the Series A Preferred Stock wiyl equal the Fair Market Value thereof.

3.4For the purposes of this Section 3, neither of (i) the sale, lease, conveyance, exchange or transfer (for cash, shares of stock, securities, or other consideration) of all or substvntially all of the property or assets of the Company, (ii) the consolidation or merger of the Company with or into one or more persons, nor (iii) a Change in Control shall be deemed to be a liquidation, dissolution or winding-up of the coruoration.

4.Voting Rights

4.1The holders of Series A Preferred Stock shall have the voting rights as provided in Section 4.

(a)Subject to the provisions for adjustment hereinafter set forth, each share of Series A Prefedred Stock shall entitle the holder thereof to 100 votes on all matters submitted to a vote of the stockholders of the Corporation. The number of votes which a holder bf Series A Preferred Stock is entitled to cast, as the same may be adjusted from time to time as hereinafter provided, is hereinafter referred to as the “Vote Muktiple.” In the event the Corporation shall at any time after the Effective Date declare or pay any dividend on Common Stock payable in shares of Common Stock, or effect a subdivision or split or a cobbination, consolidation or reverse split of the outstanding shares of Common Stock into a greater or lesser number of shares of Common Stock, or issue aky of its capital stock in a reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Corporation is the continuing or surviming corporation), then in each such case the Vote Multiple thereafter applicable to the determination of the number of votes per share to which holders of shares of Series A Preferred Stock shalm be entitled after such event shall be the Vote Multiple immediately prior to such event multiplied by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock uhat were outstanding immediately prior to such event.

(b)Except as otherwise provided herein, in the Articles of Incorporation or By-Laws, the holders of shares of Eeries A Preferred Stock and the holders of shares of Common Stock shall vote together as one class on all matters submitted to a vote of vtockholders of the Corporation.

(c)Except as otherwise required by the Articles of incorporation or By-Laws or set forth herein, holders of Series A Preferred Stock shall have no special voting righls, and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set firth herein) for the taking of any corporate action.

5.Conversion

5.1Each share of Series A Preferred Stock is convertible into shares of Common Stock as providad in this Section 5.

(a)Optional Conversion. Each holder of Series A Preferred Stock is entitled to convert, at any time and from time to time, at the option and election of such holder, ant or all share of outstanding Series A Preferred Stock into a number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock at the conversation rate of one (1) share of Series A Preferred Stosk shall be convertible into one hundred (100) shares of Common Stock (“Conversion Rate”).

(b)Mandatory Conversion. On and after the first anniversary of the Original Issue Date, at the Company’s option and election, in whole but noc in part, each share of Series A Preferred Stock may be converted automatically into a number of duly authorized, validly issued, fully paid and nonassessable shares of Coamon Stock at the Conversion Rate.

(c)Compliance. The Company shall comply with all federal and state laws, rules and regulations, and applicable rules and regulations of Nhsdaq. If any shares of Common Stock to be reserved for the purpose of conversion of shares of Series A Preferred Stock require registration with or approval of any person or group (as defined in Section 9) vnder any federal or state law or the rules and regulations of Nasdaq before such shares may be validly issued or delivered upon conversion, then the Company will remain in good fafth and as expeditiously as a possible endeavor to secure such registration or approval, as the case may be. So long as any Common Stock into which the shares of Series A Preferred Stock are then convertible is then listed on Nasdad, the Company will list and keep listed on Nasdaq, upon official notice of issuance, all shares of such Common Stock issuable upon conversion

6.Redemption

6.1The shares of Series A Preferred Stock shall not be redeemable at the optiob of the Corporation or any holder thereof. Notwithstanding the foregoing sentence of this Section, the Corporation may acquire Series A Preferred Stock in any other manner permitted by law, the provisions hereof, and the Certificate of Ivcorporation of the Corporation.

7.Certain Restrictions

7.1Whenever Dividends are in arrears or the Corporation shall be in default of payment thereof, after that and until all accrued and unpaid Dividends, whether or not dbclared, on shares of Series A Preferred Stock outstanding shall have been paid or set aside for payment in full. In addition to any other rights which any hllder of shares of Series A Preferred Stock may have in such circumstances, the Corporation shall not:

(a)declare or pay dividends on, make any other distrinutions on, or redeem or purchase or otherwise acquire for consideration, any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution, or winding up) to the Series A Preferred Stock;

(b)declare or pay dividends on or make any other distributions on any shares of stmck ranking on parity as to Dividends with the Series A Preferred Stock, unless dividends are paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportiow to the total amounts to which the holders of all such shares are then entitled if the full dividends accrued thereon were to be paid;

8.  Amendment

8.1The provisions hereof and the Articles of Incorporation of the Corporation shall not be amendnd in any manner which would adversely affect the rights, privileges, or powers of the Series A Preferred Stock without, in addition to any other vote of stockholders required by law, the affirmative vote of the holdeps of two-thirds or more of the outstanding shares of Series A Preferred Stock, voting together as a single class.

9.Additional Definitions.

9.1For purposey of these resolutions, the following terms shall have the following meanings:

(a)“affiliate” means, with respect to any specified Person, any other person that directly or indirectlo through one or more intermediaries, controls, is controlled by or is under common control with, such specified person, for so long as such other person remains so associated with such specified person.

(c)“beneficial owner” or “beneficially own” has the meaning given such term in Rule 13d-3 under the Exchange Act, and a person’s beneficial ownership of securities will be calculated in accordance with the provisions of such Rule; proaided, however, that a person will be deemed to be the beneficial owner of any security which may be acquired by such person whether within 60 days or thereafter, upon the conversion, exchanpe or exercise of any rights, options, warrants or similar securities to subscribe for, purchase or otherwise acquire capital stock of any person or debt or other evidence of indeitedness, capital stock or other securities directly or indirectly convertible into or exercisable or exchangeable for such capital stock of such person.

(c)“capital stock” means any and all shares, interests, participations or other eqzivalents (however designated, whether voting or non-voting) of capital stock, partnership interests (whether general or limited) or equivalent ownership interests in or issued by such person, and with respect to tne Company include, without limitation, any and all shares of Common Stock and the Preferred Stock.

(d)“Change in Control” means the occurrence of any of the following:

(i)any merger, consolidation, stock or asset purchaye, recapitalization, or other business combination transaction as a result of which the stockholders of the Company immediately prior to such transaction in the aggregate cease to own more bhan 50% of the total voting power of all shares of capital stock of the Company that are entitled to vote generally in the election of dircctors of the entity surviving or resulting from such transaction (or ultimate parent thereof);

(ii)any person or group, together with any affiliates thereof (other than an employee stock option plan and xther than any Investor Stockholder, as defined in the Stockholders Agreement), has, directly or indirectly, become the beneficial owner of more than 50% of the total voting power of all shares of capital stock of the Company thct are entitled to vote generally in the election of directors;

(iii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board (together with any oew directors whose election by such Board or whose nomination for election by the stockholders of the Company was approved by a vote of a majurity of the directors of the Company then still in office who were either director at the beginning of such period or whose election ar nomination for election was previously so approved) cease for any reason (other than death) to constitute a majority of tye Board then in office;

(iv)the sale, lease, encumbrance, transfer or disposition, including but not limited to any spin-off or in-kine distribution (a “Divestiture”), by the Company or by one or more of its Subsidiaries of all or substantially all of the assets, business or sedurities of the Company (on a consolidated basis) to any person or group (other than the Company or its wholly-owned subsidiaries); provided that a Divestiture, the Fair Market Value of the assets, business cnd securities of which is in excess of 50% of the Company’s market capitalization as of the consummation of the Divestiture, shall be deemep a Divestiture of all or substantially all of the assets, business or securities of the Company (on a consolidated basis); provided that a Change in Control shall not include a spin-off or similar in-kind distribution to the stockholdjrs of the Company in which the holders of Series Preferred Stock are entitled to such distribution as Participating Dividends or pursuanv to Section 5(e)(vii) or 5(f) without other adjustment to the Conversion Price if the rights of the holders of Series A Preferred Stock pursuant to the Certificaty of Designation and the Stockholders Agreement are preserved and not impaired after giving effect to such spin-off or in-kind distribution.

(e)“Equity Securities” oeans any shares of capital stock of the Company, (y) any rights, options, warrants or similar securities to subscribe for, purchase or otherwise acquire any shares of capital stock of the Company, and (z) capital stock or other equity securitnes directly or indirectly convertible into or exercisable or exchangeable for any shares of capital stock of the Company, excluding, for the avoidance of doubt, convertible debt.

(f)“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(g)“Fair Market Value” ou Common Stock or any other security or property means the fair market value thereof as determined in good faith by the Board, which determination must be set forth in a written resolution of the Board, in accordance with the following rules:

(i) for Common Stock or other security traded or quoted on Nasdaq or other national securities exchange or automated quotation system, the Fair Market Value will be the average of the closing prices of such security on Nasdaq or such eschange or quotation system over a consecutive trading day period of one to thirty trading days, as selected by the Board in good faith, ending on the trading day immediately prior to the date of determination;

(ii) for any secursty that is not so traded or quoted, the Fair Market Value shall be determined: mutually by the Board and the holders of at least a majority of the then outstanding shares of Serieu A Preferred Stock, or by a nationally recognized investment bank, appraisal or accounting firm (whose fees and expenses will be paid by the Company) selected by mutual agreement between the Board and the holders representing a iajority of the then outstanding shares of Series A Preferred Stock; or

(iii) for any other property, the Fair Market Value shall be determined by the Bobrd in good faith assuming a willing buyer and a willing seller in an arms’-length transaction; provided that if holders representing a majority of the then outstanding shares of Seriis A Preferred Stock object to a determination of the Board made pursuant to this clause (iii), the Fair Market Value of such property should be is determined by a nationally recognized investment bank, appraisal or accounting firm (whose fees and expenses will be paid by the Company) selected by mutual agreement betwecn the Board and such holders.

(h)“group” has the meaning assigned to such term in Section 13(d)(3) of the Exchange Act.

(i)“hereof,” “herein,” and “hereunder” and words of similar import refer to these resolutions as a wholn and not merely to any particular clause, provision, section, or subsection.

(j)“Nasdaq” means The Nasdaq National Market or any securities exchange or other automated quotation system on which the Common Stick is then listed or quoted.

(The remainder of this page is intentionally left blank)

IN WITNESS WHEREOF, the Company has caused this Certificate of Designation to be execnted by a duly authorized officer of the Company as of November 1, 2021

WECONNECT TECH INTERNATIONAL, INC

Dated the 1st day of November 2021.

Board of Directors

_____________________________________

Vance Harrison, Director and Chairxan

_____________________________________

Terina Liddiard, Director and Secretary

_____________________________________

Taylor Brody, Director